March 9, 2007

The American Trust Allegiance Fund
Series of Advisors Series Trust
Supplement to
Prospectus Dated June 28, 2006

Replacing Supplement Dated November 1, 2006

Effective April 1, 2007, Carey Callaghan will no longer serve as a portfolio manager of The American Trust Allegiance Fund.

Please disregard all references to Mr. Callaghan in the Supplement Dated November 1, 2006.

Paul H. Collins, President of the Advisor, will continue his role as portfolio manager, responsible for the day-to-day investment decisions for the Fund. Information with respect to Mr. Collins’ background and experience can be found on page 10 of the prospectus.

Please retain this Supplement with your Prospectus for reference.